UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 30, 2021 (March 29, 2021)

HIGHLANDS REIT, INC.
(Exact Name of Registrant as Specified in its Charter)

Maryland	000-55580	81-0862795
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

332 S Michigan Avenue, Ninth Floor Chicago, IL		60604
(Address of principal executive offices)		(Zip Code)

312-583-7990
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act: None.

Title of each class	Trading Symbol	Name of each exchange on which registered
N/A	N/A	N/A

Securities registered pursuant to Section 12(g) of the Act: Common Stock

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.02 Termination of a Material Definitive Agreement.

On March 29, 2020, Highlands REIT, Inc. (the “Company”) repaid in full all of the remaining outstanding indebtedness under the secured revolving credit facility (“Revolving Credit Facility”) pursuant to that certain Credit Agreement, dated as of February 15, 2019, by and among the Company, as borrower, and certain of its subsidiaries, as guarantors, The Huntington National Bank, individually and as administrative agent, issuing lender, lead arranger, book manager and syndication agent, and the other lenders thereunder (the “Credit Agreement”), consisting of approximately $15 million of principal plus accrued and unpaid interest thereon. The Credit Agreement and related security interests, and all commitments thereunder, were terminated in conjunction with such payment in full. The Revolving Credit Facility would have matured on February 15, 2022. No early termination penalties applied with respect to such voluntary prepayment in full prior to maturity.

The material terms of the Credit Agreement, and certain defaults of the Company thereunder, are described in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020 filed with the SEC on March 17, 2021. The foregoing descriptions of the Credit Agreement do not purport to be complete and are subject to and qualified in their entirety by reference to the full text of the Credit Agreement, which was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on February 21, 2019, the first amendment to the Credit Agreement, which was filed as Exhibit 10.15 to the Company's Annual Report on Form 10-K for the year ended December 31, 2019, filed with the Securities and Exchange Commission on March 20, 2020, the second amendment to the Credit Agreement, which was filed as Exhibit 10.16 to the Company's Annual Report on Form 10-K for the year ended December 31, 2019, filed with the Securities and Exchange Commission on March 20, 2020, and the third amendment to the Credit Agreement, which was filed as Exhibit 10.1 to the Company's Current Report on Form 8-K, filed with the Securities and Exchange Commission on November 12, 2020, each of which is incorporated by reference herein.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Highlands REIT, Inc.

Date: March 30, 2021    By:    /s/ Robert J. Lange
Name:     Robert J. Lange
Title:    Executive Vice President, General Counsel and Secretary
2